 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT 10.1

FIRST AMENDMENT TO LICENSE AND DISTRIBUTION AGREEMENT

This First Amendment to the License and Distribution Agreement (this “Amendment”) is entered into this 15th day of February, 2012 (the “First Amendment Effective Date”) between EYELEVEL INTERACTIVE™ North America, LLC, a Delaware limited liability company (“Licensor”) and Superior Uniform Group, Inc., a Florida corporation (“Licensee” or “Distributor”). Licensor and Distributor may be referred to herein as a “Party” or collectively as the “Parties.”

WHEREAS, Licensor (as successor to EYELEVEL INTERACTIVE™, LLC) and Distributor entered a License and Distribution Agreement, effective January 4, 2011 (“LDA” and, together with this Amendment, the “Agreement”);

WHEREAS, the Parties now seek to formally amend the aforementioned LDA in accordance with the terms of a Term Sheet executed by the Parties on October 7, 2011;

In return for the promises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by both Parties, it is agreed as follows:

1.      Defined Terms. Unless otherwise specified herein, all definitions, terms and provisions of the LDA remain in effect.

2.
Modification to List of Exclusive Customers. Effective as of the date of this Amendment, the list of Exclusive Customers set forth in Attachment D to the original LDA is deleted in its entirety and replaced by the list of Exclusive Customers set forth in Exhibit A to this Agreement. Any company who was listed in Attachment D to the original LDA but who is not listed in Exhibit A to this Amendment shall not be deemed an Exclusive Customer for purposes of the Agreement. Notwithstanding the foregoing, the companies listed in Exhibit B to this Amendment (“Key Customers”) may revert to their original status as Tier 1 or Tier 2 Exclusive Customers, as applicable, in accordance with this Section. Specifically, if neither Licensor nor [*] (a) executes a [*] (as defined in this Agreement) and obtains at least [*] from [*] (as defined in this Agreement) to support that [*] within [*] months after the First Amendment Effective Date; and (b) obtains a [*] or [*] totaling at least [*] dollars ($[*]) from any Key Customer within [*] months after the First Amendment Effective Date, each Key Customer that fails to satisfy these requirements shall revert to its initial status as a Tier 1 or Tier 2 Exclusive Customer, as applicable (a “Reversion Customer”). Licensor shall have no obligation to pay Distributor any royalties with respect a Reversion Customer, even if the Reversion Customer subsequently loses its status as an Exclusive Customer pursuant to Section 4.3 of the LDA and thereafter becomes a customer of Licensor or another Authorized Distributor.  This Section shall survive termination and/or expiration of this Agreement.  Additionally, Licensor may sell and/or provide Products to a Key Customer only either directly or through [*] (or an affiliate of [*]).  Licensor may not sell and/or provide Products to a Key Customer via any other entity.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.	Amendments to LDA.

(a)	Section 11 of the LDA is amended to read as follows:

11.           MINIMUM PERFORMANCE REQUIREMENTS. For purposes herein, the “Adjustment Amount” is the total Gross Sales by Licensor (including sales through [*]) to the Key Customers, but in no event less than $[*] (regardless of actual Gross Sales), and in no event greater than $[*].  Distributor is required to achieve the following minimum sales requirements: (i) $[*] in Gross Sales less the Adjustment Amount during the Term of this Agreement; and (ii) an additional $[*] in Gross Sales less the Adjustment Amount during each year in each renewal term. Licensor shall not be permitted to terminate this Agreement solely due to Distributor’s failure to meet these minimum sales requirements but Licensor may prohibit Distributor from entering into a renewal term if Distributor fails to meet these minimum sales requirements. Notwithstanding the foregoing, Distributor may terminate this Agreement upon 30 days advance written notice to Licensor if Distributor does not generate: (i) at least $[*] in Gross Sales in the first [*] months of the Term; or (ii) at least $[*] in Gross Sales in the first [*] months of the Term. Notwithstanding any other provision in this Agreement, if this Agreement is terminated under this Section 11, Distributor is released from all further performance or payment obligations other than any obligations that survive the termination or expiration of this Agreement. The Parties agree to cooperate in good faith to allow Distributor to withdraw from the business without injury to any of its Customers.

(b)	Section 12.1 of the LDA is amended to read as follows:

12.1           License Fee.

      (a)                Generally. Distributor agrees to pay Licensor a “License Fee” of: (i) $[*] in cash plus the issuance to Licensor of [*] warrants to acquire Superior Uniform Group, Inc. common stock at the closing price as quoted on NASDAQ or the book value per share, whichever is higher, as of the Effective Date; and (ii) $[*] for each year of each renewal term. The cash portion of the License Fee shall be paid on the Effective Date.  The warrants described in clause “i” shall be issued on the Effective Date. The license fees for any renewal term shall be paid on the first day of the renewal term and thereafter annually on each anniversary of the first day of the renewal term. Each license fee payment is non-refundable.

           (b)               Preferred Pricing. Licensor agrees that in no case shall Licensor charge any other Similarly Situated Authorized Distributor a License Fee: (i) that averages less than $[*] per month over the first [*] months of the term; or (ii) that averages less than $[*] per month over the remaining months of the term and any renewal term. In the event Licensor breaches this covenant, Licensor, as Distributor’s sole remedy, shall be obligated to promptly pay to Distributor an amount equal to the difference between the minimum average monthly License Fee described in the preceding sentence and the actual average monthly License Fee charged to the Similarly Situated Authorized Distributor for the applicable period of time.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)	Sections 12.2 through 12.4 of the LDA are amended to read as follows:

12.2           Royalty Fee

(a)(i)           Generally. In addition to the License Fee, Distributor shall pay Licensor a monthly Royalty Fee equal to [*]% of Gross Sales for the immediately preceding month of operation (the “Earned Royalties”).  Notwithstanding the foregoing, Distributor agrees to pay Licensor a “Minimum Guaranteed Royalty Fee” equal to: (i) $[*] less [*] percent ([*]%) of the Adjustment Amount for the Term of this agreement; and (ii) an additional $[*] less [*] percent ([*]%) of the Adjustment Amount for each year of each renewal term. Each period referenced in the preceding sentence, including the Term and each renewal term, shall be referred to as a “Measuring Period.” Accordingly, within [*] days after the expiration of each Measuring Period, Distributor shall pay Licensor the shortfall, if any, between the applicable “Minimum Guaranteed Royalty Fee” for such Measuring Period and the total Earned Royalties paid for such Measuring Period. If the Earned Royalties exceed the Minimum Guaranteed Royalty Fee for any given Measuring Period, the difference between the Earned Royalties and the Minimum Guaranteed Royalty Fee shall not be credited against the Minimum Guaranteed Royalty Fee for any subsequent Measuring Period.

(a)(ii) During the Term of the Agreement Licensor shall pay Distributor a monthly Royalty Fee equal to the greater of:

(x) [*] percent ([*]%) of all Revenues received by Licensor from all sales by [*] and/or Licensor, including all of their respective affiliates, to any and all Key Customers, or

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(y) $[*] per garment plus $[*] per removable panel that displays artwork, text or other images through any passive or active means, including but not limited to conventional printing and electronically controlled display means, (“Removable Panel”) sold and/or provided to any and all Key Customers.

(a)(iii) For the first [*] months after the Term (“First Post Term Period”), Licensor shall pay Distributor a monthly Royalty Fee the greater of:

(x) [*] percent ([*]%) of all Revenues received by Licensor from all sales by [*] and/or Licensor, including all of their respective affiliates, to any and all Key Customers, or

(y) $[*] per garment plus $[*] per Removable Panel sold and/or provided to any and all Key Customers.

(a)(iv)  For the next [*] months after the end of the First Post Term Period (“Second Post Term Period”), Licensor shall pay Distributor a monthly Royalty Fee the greater of:

(x) [*] percent ([*]%) of all Revenues received by Licensor from all sales by [*] and/or Licensor, including all of their respective affiliates, to any and all Key Customers, or

(y) $[*] per garment plus $[*] per Removable Panel sold and/or provided to any and all Key Customers.

(a)(v)           Other than as stated in Paragraph 4 (Minimum Revenues to Distributor) of the First Amendment to License and Distribution Agreement between Licensor and Distributor, in no event shall the Royalty Fee owed to Distributor pursuant to Section 12.2 exceed: (i) [*] percent ([*]%) of Licensor’s Revenues received during the Term and First Post Term Period from Key Customers; plus (ii) [*] percent ([*]%) of Licensor’s Revenues received during the Second Post Term Period from Key Customers.

(b)           Due Date. The Royalty Fee from each Party to the other is due and payable on the later of 15 days after the end of the month of operation for which the royalty fee is paid or the first business day thereafter. During the Term, Licensor may offset the amount of its Royalty Fee or other amount due to Distributor by any unpaid amount due Licensor from Distributor.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

            (c)           Calculating Gross Sales and Revenues. With respect to a given Party, the term “Gross Sales” means (i) all gross sums invoiced by such Party from the [*] and/or [*] plus (ii) all [*] received by such Party related in any way to the [*], and regardless of whether such [*]. “Gross Sales” does not include: (i) refunds, credits and allowances actually made or allowed to Customers for returned Products; (ii) customary trade discounts (including anticipations) afforded to and actually taken by Customers against payment for Products; (iii) any sales or use taxes that seller pays to a government agency based on sales of Products; (iv) any freight charges billed to the Customer; or (v) any [*] revenues that are collected by a Party solely on behalf of and paid to an unrelated and unaffiliated third party within forty-five (45) days after the collection of such revenue. Any Gross Sales that are reported for a given accounting period that are later refunded or credited after the payment of the royalty fee will be credited against future payments owed by the Party. For purposes of calculating and reporting the royalties owed by Licensor to Distributor, the term “Revenues” means: (i) all revenues received by Licensor related in any way to [*] by [*] or an affiliate of [*] to Key Customers, including all [*] revenues received by Licensor related in any way to the [*] or related in any way to the [*] or [*], and regardless of whether such [*] revenues are [*] (however, this shall not include any [*] revenues that are collected by Licensor or its affiliate solely on behalf of and paid to an unrelated and unaffiliated third party within forty-five (45) days after the collection of such revenue); and (ii) all Gross Sales related to Key Customers. If in any month a Party receives revenues (or sends an invoice) in a currency other than U.S. Dollars, then at the end of such calendar month, the Party shall calculate the U.S. Dollar equivalent by applying a conversion rate that is computed using the mid-range rates as quoted by Reuters and other sources as published in the Wall Street Journal on the last business day of such calendar month. The U.S. Dollar equivalent calculated in accordance with the preceding sentence shall be used for calculating and reporting Gross Sales.

12.3           Other Fees and Payments. Distributor agrees to pay all other fees, expense reimbursements and other amounts specified in this Agreement in a timely manner as if fully set forth in this Section 12. The Parties also agree to promptly pay each other an amount equal to all taxes levied or assessed against the other based upon goods or services that the Party sells or based upon goods or services that one Party furnishes to the other (other than income taxes and Value Added Taxes that are imposed for amounts paid by under this Agreement).

12.4           Late Fee. If any sums due under this Agreement have not been received when due, then, in addition to those sums, the late paying Party must pay the other Party interest on the amounts past due at the rate equal to the lesser of: (i) [*]% over the prime rate of interest per month, compounded, as established by JP Morgan Chase on the date such sums were due; or (ii) the highest rate permitted by applicable law. Notwithstanding the foregoing, neither Party shall impose a late fee with respect to any sum due that is contested in good faith by the other Party provided that the Parties resolve the issue and contesting Party pays the agreed upon amount within 45 days after the initial due date. The Parties acknowledge that this Section 12.4 shall not constitute agreement to accept the late payments after same are due, or a commitment by either Party to extend credit to the other Party.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(d)	Section 12.6 and 12.7 of the LDA are amended to read as follows:

12.6           Method of Payment. All amounts payable under this Agreement shall be paid by wire transfer in United States Dollars through a financial institution approved by the Parties. The payor is responsible for all costs associated with each wire transfer.

12.7           Withholdings for Taxes. Except to the extent provided in this Section, any amount that one Party must pay the other Party shall be paid without withholding or deduction for or on account of any taxes, duties, assessments, fees or other governmental charges imposed or levied by or on behalf of any jurisdiction within the Territory or any political subdivision or taxing authority therein, except that each Party shall withhold and pay by their due date all taxes, if any, which are required to be withheld and paid by that Party under the applicable law of the jurisdiction from which payment is made (collectively, the “Local Taxes”). If a Party is required to withhold Local Taxes, that Party shall provide the other Party with evidence of payment of all Local Taxes withheld and any other documentation that required in order to receive the appropriate tax credit. If any Local Taxes withheld by a Party are not creditable by the other Party for U.S. federal income tax purposes, the Party shall pay to the other Party such additional amounts as may be necessary to ensure that any net payment received by the other Party after such withholding of Local Taxes is equal to the amount that the other Party would have received had no such withholding been required.

(e)	Section 12.9 is amended to read as follows:

12.9           Application of Payments. Each Party shall have sole discretion to apply any payments from the other Party to any of the other Party’s past due indebtedness or in any other manner the payee Party feels appropriate, with the exception of disputed amounts. The Party applying a payment to past due indebtedness must give the other Party a detailed report of the allocations.

(f)	Section 15.3 is amended to read as follows:

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.3           Reports.

(a)           By Distributor. No later than the 15th day of each month, Distributor must prepare and provide to Licensor a monthly statement of: (i) Distributor’s Gross Sales for the prior month; (ii) the number of Products sold and the prices charged for such Products; and (iii) Distributor’s expenditures on advertising required by Section 9.4 that were incurred during the prior month (which shall be accompanied by copies of receipts and/or internal reporting for such expenditures). Within 30 days after each anniversary of the Effective Date, Distributor must prepare and provide to Licensor an annual report that includes the following: (i) Distributor’s Gross Sales for the preceding 12 month reporting period; (ii) any corrections to Gross Sales previously reported in any monthly report submitted during the preceding 12 month reporting period, whether due to Customer refunds or for any other reason; (iii) the number of Products sold during the preceding 12 month reporting period and the prices charged for such Products; (iv) a list of all countries into which Products were sold during the preceding 12 month reporting period; and (v) Distributor’s expenditures on advertising, marketing and promotion as required by Section 9.4 that were incurred during the preceding 12 month reporting period. The annual report shall be certified to be true and correct by Distributor’s Chief Financial Officer.

(b)           By Licensor. No later than the 16th day of each month, Licensor must prepare and provide to Distributor a monthly statement of: (i) Licensor’s Revenues derived from sales of Products by Licensor and [*] to any and all Key Customers for the prior month and Licensor’s Revenues derived from Key Customers for the prior month; and (ii) the number of garments, Products, and Removable Panels sold and/or provided to Key Customers for the prior month. Within 30 days after each anniversary of the Effective Date, Licensor must prepare and provide to Distributor an annual report that includes the following: (i) Licensor’s Revenues derived from sales of Products by Licensor, [*] and their respective affiliates to any and all Key Customers for the preceding 12 month reporting period and Licensor’s Revenues derived from Key Customers for the preceding 12 month reporting period; (ii) the number of garments, Products, and Removable Panels sold and/or provided to Key Customers for the preceding 12 month reporting period; and (iii) any corrections to Revenues from the sale of Products to Key Customers, Revenues derived from Key Customers and/or the number of garments and Removable Panels sold and/or provided to Key Customers previously reported in any monthly report submitted during the preceding 12 month reporting period, whether due to Customer refunds or for any other reason. The annual report shall be certified to be true and correct by Licensor’s Chief Financial Officer. Distributor agrees that Licensor shall not be deemed to be in breach of its reporting obligations if it is unable to provide a complete report in a timely manner due to a breach by [*] of its reporting obligations to Licensor, provided that Licensor uses commercially reasonable efforts to enforce the breach and provide Distributor with a complete report as soon as reasonably possible.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(c)           Generally. All reports of Gross Sales and Revenues shall be calculated in conformity with Section 12.2(c), including reasonable detail regarding the method and manner by which such amounts were calculated. The Parties also agree to prepare and provide each other all other reports that are reasonably required in the form and manner reasonably required.

4.      Minimum Revenues to Distributor.

(a)           Notwithstanding anything to the contrary in this Agreement, within 30 days after the expiration of the [*] ([*]) month after the First Amendment Effective Date, Licensor shall calculate and send Distributor a report identifying: (i) the total royalties paid by Licensor to Distributor pursuant to the Agreement (as amended by this Amendment) during the [*] ([*]) month period after the First Amendment Effective Date (“Royalty Revenues”); and (ii) the total licensing fees and royalty fees paid by [*] (whether directly or through an affiliate of [*]) to Licensor or any affiliate of Licensor during the [*] ([*]) month period after the First Amendment Effective Date (“Licensing Revenues”). For purposes of Section 4 of this Amendment, the terms licensing fees and royalty fees are intended by the Parties to include all fees that are the functional equivalent to a license fee or royalty fee, even if given a different name. For example, “licensing fees” would include licensing fees, initial franchise fees, grant fees, set-up fees and any other fees that are paid for the right to conduct the business, and “royalty fees” would include royalty fees and any other fees that are paid based on the volume of sales or are paid as a percentage of revenues, other than fees that Licensor collects but is not entitled to keep, such as contributions to a marketing fund. If the Royalty Revenues are less than [*]% of the Licensing Revenues, Licensor agrees to pay Distributor the difference between the two amounts within ten (10) days after delivery of the report. Any amount paid by Licensor to Distributor pursuant to the preceding sentence will be [*]. By way of example, assume Licensor pays Distributor $2,000,000 in Royalty Revenues and [*] pays Licensor $15,000,000 in Licensing Revenues during the [*] ([*]) month period. Because the Royalty Revenues (i.e., $2,000,000) are less than [*]% of the Licensing Revenues (i.e., $[*]), Licensor will pay Distributor the sum of $[*] (i.e., the difference between [*]% of the Licensing Revenues and the Royalty Revenues). In such event, the $[*] paid by Licensor will be [*] of the Agreement (as amended by this Amendment).

(b) Notwithstanding anything to the contrary in this Agreement, within 30 days after the [*], Licensor shall calculate and send Distributor a report identifying: (i) the [*] royalties paid by Licensor to Distributor pursuant to the Agreement (as amended by this Amendment) during the [*] (“[*] Royalty Revenues”); and (ii) the [*] licensing fees and royalty fees paid by [*] (whether directly or through an affiliate of [*]) to Licensor or any affiliate of Licensor during the [*] (“[*] Licensing Revenues”). If the [*] Royalty Revenues are less than [*]% of the [*] Licensing Revenues, Licensor agrees to pay Distributor the difference between the two amounts (subtracting from that total the amount paid to and received by Distributor, if any, pursuant to sub-section (a) of this section) within ten (10) days after delivery of the report.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

5.      Assignment of LDA. The Parties hereby acknowledge that, pursuant to Section 19 of the Agreement, EYELEVEL INTERACTIVE™, LLC, as the original “Licensor” under the LDA, has assigned the LDA to EYELEVEL INTERACTIVE™ North America, LLC (“EINA”), a Delaware limited liability company, immediately preceding the execution of this Amendment. Accordingly, EINA shall be deemed the “Licensor” for all purposes of the Agreement. Notwithstanding the assignment from EYELEVEL INTERACTIVE™, LLC to EINA, EYELEVEL INTERACTIVE™, LLC, which is an affiliate of EINA, remains liable to Distributor for any and all monetary amounts owed to Distributor pursuant to the Agreement that EINA cannot or does not satisfy either as a consequence of its breach of the Agreement or for lack of sufficient funds.

* * *

The Parties have executed this First Amendment to the License and Distribution Agreement effective as of the First Amendment Effective Date first above written herein. This Amendment shall not be valid or binding on either Party unless and until signed by both Parties.

LICENSOR: EYELEVEL INTERACTIVE™ North America, LLC, a Delaware limited liability company		LICENSEE: Superior Uniform Group, Inc., a Florida corporation
By:	/s/ Blair M. Enfield	By:	/s/ Michael Benstock

Name:	Blair M. Enfield	Name:	Michael Benstock

Its:	President	Its:	CEO

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A
Revised List Attachment D to License and Distribution Agreement
[See Attached]

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D”
TO LICENSE AND DISTRIBUTION AGREEMENT
Exclusive Customers
[See Attached]

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D” TO LICENSE AND DISTRIBUTION AGREEMENT EXCLUSIVE CUSTOMERS – TIER 1
Original Number	Name
1	[*]
4	[*]
5	[*]
6	[*]
8	[*]
11	[*]
12	[*]
13	[*]
16	[*]
18	[*]
22	[*]
23	[*]
25	[*]
27	[*]
30	[*]
31	[*]
32	[*]
33	[*]
35	[*]
36	[*]
39	[*]
40	[*]
41	[*]
43	[*]
44	[*]
45	[*]
49	[*]
53	[*]
54	[*]
55	[*]
56	[*]
59	[*]
63	[*]
64	[*]
66	[*]
67	[*]
68	[*]
69	[*]
70	[*]
71	[*]
72	[*]
73	[*]
74	[*]
75	[*]
76	[*]
78	[*]

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D" TO LICENSE AND DISTRIBUTION AGREEMENT EXCLUSIVE CUSTOMERS – TIER 1
Original Number	Name
80	[*]
81	[*]
83	[*]
84	[*]
86	[*]
88	[*]
89	[*]
90	[*]
92	[*]
95	[*]
97	[*]
99	[*]
100	[*]
101	[*]
103	[*]
106	[*]
107	[*]
108	[*]
111	[*]
112	[*]
116	[*]
117	[*]
119	[*]
120	[*]
122	[*]
123	[*]
124	[*]
125	[*]
126	[*]
128	[*]
129	[*]
130	[*]
133	[*]
135	[*]
136	[*]
137	[*]
139	[*]
148	[*]
149	[*]
150	[*]
152	[*]
153	[*]
154	[*]
157	[*]
158	[*]
159	[*]

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D" TO LICENSE AND DISTRIBUTION AGREEMENT EXCLUSIVE CUSTOMERS – TIER 1
Original Number	Name
160	[*]
161	[*]
166	[*]
167	[*]
168	[*]
170	[*]
172	[*]
173	[*]
175	[*]
178	[*]
179	[*]
180	[*]
181	[*]
183	[*]
184	[*]
185	[*]
186	[*]
187	[*]
188	[*]
190	[*]
193	[*]
195	[*]
197	[*]
198	[*]
200	[*]
201	[*]
202	[*]
203	[*]
204	[*]
206	[*]
207	[*]
208	[*]
209	[*]
211	[*]
212	[*]
214	[*]
215	[*]
216	[*]
217	[*]
218	[*]
219	[*]
225	[*]
226	[*]
227	[*]
228	[*]
231	[*]

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D" TO LICENSE AND DISTRIBUTION AGREEMENT EXCLUSIVE CUSTOMERS – TIER 1
Original Number	Name
243	[*]
244	[*]
245	[*]
249	[*]
258	[*]
262	[*]
265	[*]
266	[*]
269	[*]
270	[*]
272	[*]
275	[*]
277	[*]
295	[*]
299	[*]
300	[*]
302	[*]
305	[*]
306	[*]
307	[*]
308	[*]
309	[*]
310	[*]
311	[*]
313	[*]
315	[*]
316	[*]
317	[*]
318	[*]
319	[*]
320	[*]

* The use of “Department” to describe the various entities, or portions of the entities, for each company described in this document may not describe accurately the legal or official name of the entity, or portion of the entity.  Variations of the legal or the official name are deemed to be included in this list.

 [*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D”
TO LICENSE AND DISTRIBUTION AGREEMENT
EXCLUSIVE CUSTOMERS – TIER 2
Original Number	Name
1	[*]
3	[*]
7	[*]
8	[*]
9	[*]
12	[*]
14	[*]
19	[*]
27	[*]
29	[*]
30	[*]
31	[*]
34	[*]
46	[*]
49	[*]
55	[*]
59	[*]
60	[*]
61	[*]
62	[*]
67	[*]
72	[*]
75	[*]
76	[*]
77	[*]
79	[*]
81	[*]
86	[*]
90	[*]
92	[*]
93	[*]
94	[*]
95	[*]
101	[*]
106	[*]
107	[*]
108	[*]
111	[*]
113	[*]
115	[*]
118	[*]
120	[*]
127	[*]
128	[*]
129	[*]
133	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D"
TO LICENSE AND DISTRIBUTION AGREEMENT
EXCLUSIVE CUSTOMERS – TIER 2
Original Number	Name
137	[*]
143	[*]
147	[*]
149	[*]
151	[*]
156	[*]
157	[*]
167	[*]
169	[*]
172	[*]
183	[*]
192	[*]
193	[*]
196	[*]
197	[*]
203	[*]
205	[*]
206	[*]
208	[*]
209	[*]
212	[*]
216	[*]
223	[*]
224	[*]
225	[*]
233	[*]
239	[*]
244	[*]
249	[*]
260	[*]
262	[*]
277	[*]
283	[*]
287	[*]
290	[*]
294	[*]
303	[*]
311	[*]
312	[*]
319	[*]
326	[*]
330	[*]
332	[*]
337	[*]
339	[*]
359	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D"
TO LICENSE AND DISTRIBUTION AGREEMENT
EXCLUSIVE CUSTOMERS – TIER 2
Original Number	Name
362	[*]
368	[*]
370	[*]
371	[*]
372	[*]
375	[*]
382	[*]
383	[*]
384	[*]
385	[*]
397	[*]
401	[*]
407	[*]
409	[*]
427	[*]
428	[*]
435	[*]
437	[*]
444	[*]
452	[*]
458	[*]
461	[*]
463	[*]
464	[*]
465	[*]
471	[*]
473	[*]
477	[*]
495	[*]
499	[*]
502	[*]
503	[*]
504	[*]
511	[*]
518	[*]
521	[*]
531	[*]
534	[*]
542	[*]
546	[*]
548	[*]
555	[*]
565	[*]
566	[*]
567	[*]
568	[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ATTACHMENT “D"
TO LICENSE AND DISTRIBUTION AGREEMENT
EXCLUSIVE CUSTOMERS – TIER 2
Original Number	Name
570	[*]
572	[*]
573	[*]
575	[*]
577	[*]
578	[*]
581	[*]
582	[*]
583	[*]
584	[*]
585	[*]
586	[*]
587	[*]
588	[*]
589	[*]
590	[*]

EXHIBIT B
Key Customers

1.       The following relinquished Tier 1 Exclusive Customers (except as otherwise noted) are subject to possible reversion to Tier 1 Exclusive Customer status pursuant to the Agreement:
(i)                  [*] branded stores worldwide – except that the following [*] departments1 worldwide have always remained Exclusive Customers of Distributor and therefore cannot be subject to reversion: all [*], [*], and [*], including, without limitation, all those in [*] branded stores.  All other retail stores owned by [*] or [*] affiliated entities, including without limitation, [*] and [*], also have always remained Exclusive Customers of Distributor and therefore cannot be subject to reversion.
(ii)                  [*]– except that all [*] and [*] have always remained Exclusive Customers of Distributor and therefore cannot be subject to reversion.
(iii)                  [*] branded stores– except that all [*] have always remained Exclusive Customers of Distributor and therefore cannot be subject to reversion.
(iv) [*] - [*] branded stores - except that all [*] and [*] stores have always remained Exclusive Customers of Distributor and therefore cannot be subject to reversion.
2.       The following relinquished Tier 2 Exclusive Customer (except as otherwise noted) is subject to possible reversion to Tier 2 Exclusive Customer status pursuant to the Agreement:
(i)                  [*] Holdings - [*] branded stores - except that all separate [*] stores have always remained Exclusive Customers of Distributor and therefore cannot be subject to reversion.

1
The use of “department” to describe the various entities, or portions of the entities, for each company described in this Exhibit B may not describe accurately the legal or official name of the entity, or portion of the entity.  Variations of the legal or the official name are deemed to be included in this list.